UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2015

SPX FLOW, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-37393 (Commission File Number)	47-3110748 (IRS Employer Identification No.)

13320 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreements with SPX Corporation

At 11:59 p.m., New York City time, on September 26, 2015 (the “Distribution Date”), SPX Corporation (“SPX”) completed the previously announced tax-free spin-off (also referred to herein as the “Spin-Off”) of its Flow business, comprising is Flow Technology reportable segment, its Hydraulic Technology business and certain of its subsidiaries, into a new standalone, publicly traded company, SPX FLOW, Inc. (“SPX FLOW”), and distributed, on a pro rata basis, all of the shares of SPX FLOW common stock to SPX’s stockholders of record as of 5:00 p.m., New York City time, on September 16, 2015 (the “Record Date”). To effect the Spin-Off, SPX distributed to its stockholders one share of SPX FLOW common stock, par value $0.01 per share, for every one share of SPX common stock (the “Distribution”) outstanding as of the Record Date.

In connection with the Distribution, SPX FLOW entered into definitive agreements with SPX that, among other things, set forth the terms and conditions of the Distribution and provide a framework for SPX FLOW’s relationship with SPX after the Distribution, including the following agreements:

•                  Separation and Distribution Agreement;

•                  Transition Services Agreement;

•                  Tax Matters Agreement;

•                  Employee Matters Agreement; and

•                  Trademark License Agreement.

A summary of the material terms of these agreements can be found in the Information Statement of SPX FLOW, dated September 8, 2015 (the “Information Statement”), filed as Exhibit 99.1 SPX FLOW’s Amendment No. 3 to the Registration Statement on Form 10 dated September 8, 2015, filed with the Securities and Exchange Commission on September 8, 2015 (File No. 001-37393), under “Certain Relationships and Related Party Transactions—Agreements with SPX Related to the Spin-Off,” which summary is incorporated herein by reference.  The summary is qualified in its entirety by reference to the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement, Employee Matters Agreement and Trademark License Agreement, filed as Exhibits 2.1 and 10.1, 10.2, 10.3 and 10.4, respectively, hereto, each of which is incorporated herein by reference.

Substitution as Obligor under the Indenture and the 2017 Notes

On September 22, 2015, in connection with the completion of the transfer of the SPX’s Flow Technology reportable segment, along with its hydraulics technologies business to SPX FLOW (the “Flowco Asset Transfer”), as part of the Spin-Off, SPX FLOW entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture (as defined below) and issued substitute global notes in connection with SPX FLOW’s substitution for SPX as the obligor of $600.0 aggregate principal amount of 6.875% Senior Notes due 2017 (the “2017 Notes”). A copy of the Third Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The 2017 Notes were issued pursuant to the terms of the Indenture, dated as of August 10, 2010 (as amended and supplemented, the “Indenture”).

The 2017 Notes mature in August 2017. The interest payment dates for the 2017 Notes are March 1 and September 1 of each year. The 2017 Notes are redeemable, in whole or in part, at any time prior to maturity at a price equal to 100% of the principal amount thereof plus an applicable premium, plus accrued and unpaid interest. If SPX FLOW experiences certain types of change of control transactions, SPX FLOW must offer to repurchase the 2017 Notes at 101% of the aggregate principal amount of the notes repurchased, plus accrued and unpaid interest. The 2017 Notes are unsecured and rank equally with all of SPX FLOW’s existing and future unsubordinated unsecured senior indebtedness, but are effectively junior to SPX FLOW’s senior credit facilities. The Indenture contains covenants that, among other things, limit SPX FLOW’s ability to incur liens, enter into sale and leaseback transactions and consummate some mergers. Payment of the principal, premium, if any, and interest on the 2017 Notes will be guaranteed on a senior unsecured basis by SPX FLOW’s domestic subsidiaries.

On September 24, 2015, SPX FLOW, and SPX Flow Holdings, Inc., SPX Flow Technology Systems, Inc., SPX Flow US, LLC, Corporate Place LLC,  and Delaney Holdings Co. (collectively, the “Guarantors) and U.S. Bank National Association, as trustee, executed the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the Indenture, pursuant to which the Guarantors were added as subsidiary guarantors under the Indenture.  A copy of the Fourth Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.03 Material Modification to Rights of Security Holders.

The information provided under Item 5.03 below is incorporated herein by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information provided under Item 1.01 above is incorporated herein by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Resignation of Directors

On September 11, 2015, when the SPX FLOW Registration Statement on Form 10 was declared effective by the Securities and Exchange Commission, the members of the Board of Directors of SPX FLOW (the “Board”) consisted of Jeremy W. Smeltser, Stephen A. Tsoris and Stephen R. Winslow.

Effective upon completion of the Spin-Off at 11:59 p.m., New York City time, on September 26, 2015, the size of the Board was expanded from three to seven and Jeremy W. Smeltser, Stephen A. Tsoris and Stephen R. Winslow resigned from the Board (the “Resignations”). Effective upon completion of the Spin-Off and immediately after the expansion in the size of the Board and the Resignations, and to fill the vacancies created thereby, Christopher J. Kearney, Anne K. Altman, Patrick D. Campbell, Emerson U. Fullwood, Robert F. Hull, Jr., Terry S. Lisenby and David V. Singer were appointed to the Board. Effective as of his appointment to the Board, Mr. Kearney was appointed to serve as Chairman of the Board. Effective as of his appointment to the Board, Mr. Fullwood was appointed to serve as Lead Independent Director of the Board.

Biographical information for each member of the Board can be found in the Information Statement under the section entitled “Management — Our Board of Directors” which section is incorporated by reference into this Item 5.02.

The Board of SPX FLOW is currently constituted into three classes, as follows:

•                  Class I: Anne K. Altman and Patrick D. Campbell serve in the first class of directors of the Board, whose terms expire at the first annual meeting of SPX FLOW stockholders following the Spin-Off;

•                  Class II: Robert F. Hull, Jr. and David V. Singer serve in the second class of directors of the Board, whose terms expire at the second annual meeting of the SPX FLOW stockholders following the Spin-Off; and

•                  Class III: Christopher J. Kearney, Emerson U. Fullwood and Terry S. Lisenby serve in the third class of directors of the Board, whose terms expire at the third annual meeting of SPX FLOW stockholders following the Spin-Off.

Also, in connection with the Spin-Off, effective September, 2015:

•                  Ms. Altman, Mr. Campbell, Mr. Fullwood, Mr. Hull, Jr., Mr. Lisenby and Mr. Singer were appointed as members of the Audit Committee of the Board. Mr. Lisenby was appointed the Chair of the Audit Committee. The Board has determined that each of the members of the Audit Committee are independent under SEC rules and New York Stock Exchange (“NYSE”) listing standards, are financially literate under

NYSE listing standards applicable to audit committee members and that each qualifies as an “audit committee financial expert” for purposes of the rules of the SEC.

•                  Mr. Campbell, Mr. Fullwood and Mr. Hull, Jr., each of whom has been determined by the Board to be independent under NYSE listing standards, were appointed as members of the Nominating and Corporate Governance Committee of the Board. Mr. Campbell was appointed the Chair of the Nominating and Corporate Governance Committee.

•                  Mr. Fullwood, Mr. Lisenby and Mr. Singer, each of whom has been determined by the Board to be independent under SEC rules and NYSE listing standards applicable to compensation committee members, were appointed as members of the Compensation Committee of the Board. Mr. Fullwood was appointed the Chair of the Compensation Committee.

Each of the non-employee directors of SPX FLOW will receive compensation for their service as a director or committee member in accordance with plans and programs more fully described in the Information Statement under the heading “Management — Director Compensation,” which is incorporated by reference into this Item 5.02.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K.

Appointment of Executive Officers

In connection with the Spin-Off, on September 26, 2015, the following individuals became executive officers of SPX FLOW as set forth in the table below:

Name	Position
Christopher J. Kearney	Chairman, President and Chief Executive Officer
Jeremy W. Smeltser	Vice President and Chief Financial Officer
Stephen A. Tsoris	Vice President, Secretary, and General Counsel
Robert B. Foreman	Executive Vice President
David A. Kowalski	President, Global Manufacturing Operations
J. Michael Whitted	Vice President, Corporate Development
Marc G. Michael	President, Food and Beverage
Anthony A. Renzi	President, Power and Energy
David J. Wilson	President, Industrial
Belinda G. Hyde	Vice President and Chief Human Resources Officer
Kevin J. Eamigh	Chief Information Officer and Vice President, Global Business Services

Stephen A. Tsoris was previously appointed as Vice President, Secretary, and General Counsel of SPX FLOW on September 21, 2015.

Biographical information on each of the executive officers can be found in the Information Statement under the section entitled “Management—Our Executive Officers,” which is incorporated by reference into this Item 5.02.

Compensation Plans

Adoption of the SPX FLOW Stock Compensation Plan

On September 23, 2015, the Board adopted the SPX FLOW Stock Compensation Plan (the “Stock Plan”), which was been approved by SPX as SPX FLOW’s sole shareholder, and the Stock Plan became effective as of September 23, 2015. The persons who are eligible to receive grants of awards under the Stock Plan are employees (including officers who are employees) or directors of, or individual consultants or independent contractors who provide services to, SPX FLOW or its subsidiaries.  The Stock Plan will be administered by the Compensation Committee, or a delegate of the Compensation Committee, or the Board itself, although it is expected that the Compensation Committee will generally serve as the administrator.  Among other things, the Compensation Committee, in its discretion, selects the participants to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards, including the type of award to be granted and the number of shares subject to each award. The Stock Plan provides that the Compensation Committee may award to such eligible recipients as it may determine from time to time the following awards: stock options, stock appreciation rights, restricted stock, restricted stock units and performance units. The Stock Plan also provides that certain awards may be granted under the Stock Plan in connection with the adjustment and replacement of certain awards previously granted by SPX pursuant to its equity plan (the “Replacement Awards”) in accordance with the terms of the Employee Matters Agreement.  Subject to the adjustment clauses in the Stock Plan, the maximum aggregate number of shares of SPX FLOW common stock that may be subject to awards granted under the Stock Plan is 3,000,000 plus the number of shares of SPX FLOW common stock awarded in connection with Replacement Awards.

The foregoing description of the Stock Plan is not complete and is qualified in its entirety by reference to the full text of the Stock Plan and the forms of award agreements related to the Stock Plan, which are filed as Exhibit 10.5, 10.6, 10.7 and 10.8, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Adoption of SPX FLOW Executive Annual Bonus Plan

On September 23, 2015, the Board adopted the SPX FLOW Executive Annual Bonus Plan (the “Executive Bonus Plan”), which was approved by SPX as SPX FLOW’s sole shareholder, and the Executive Bonus Plan became effective as of September 23, 2015.  SPX FLOW’s Chief Executive Officer, each of its other executive officers and each other SPX FLOW employee that the Compensation Committee determines may be a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, are eligible to participate in the Executive Bonus Plan. The Executive Bonus Plan is administered by the Compensation Committee, or such other committee that may be appointed by the Board.  Generally, the Executive Bonus Plan provides that participants will be eligible for a cash award for each performance year of participation, with the amount of the award, if any, determined based on the achievement of performance goals established for the applicable performance period, with no individual bonus to exceed $4,000,000. The Compensation Committee, in its discretion, may reduce the amount of an award granted under the Executive Bonus Plan.

The foregoing description of the Executive Bonus Plan is not complete and is qualified in its entirety by reference to the full text of the Executive Bonus Plan, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Adoption of the SPX FLOW Supplemental Retirement Plan for Top Management

On September 23, 2015, the Board adopted the SPX FLOW Supplemental Retirement Plan for Top Management (the “TMP”), which became effective on September 26, 2015. The TMP is a nonqualified defined benefit plan that provides individuals designated by the Compensation Committee, including each of our named executive officers, with retirement benefits determined by using a benefits formula based on a percentage of the participant’s final pensionable earnings (highest three of last ten calendar years of employment, subject to certain adjustments) and the number of years the participant has participated in the SPX Corporation Supplemental Retirement Plan for Top Management or the TMP, as applicable.  The accrual rate for the benefit under the TMP varies based on when the participant commenced participation in the SPX Corporation Supplemental Retirement Plan for Top Management or the TMP, as applicable.

The foregoing description of the TMP is not complete and is qualified in its entirety by reference to the full text of the TMP, which is filed as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Adoption of the SPX Flow Life Insurance Plan for Key Managers

On September 23, 2015, the Board adopted the SPX FLOW Life Insurance Plan for Key Managers (the “Life Insurance Plan”), which became effective on September 26, 2015. The Life Insurance Plan provides enhanced life insurance benefits for certain key managers of SPX FLOW designated by the Compensation Committee.  Participants are eligible for life insurance benefits in the event of their death (i) following retirement from SPX FLOW or (ii) during employment with SPX FLOW.  If a participant becomes disabled prior to retirement, the Compensation Committee, in its discretion, may allow a participant to continue to participate in the Life Insurance Plan.  If a participant’s employment with SPX FLOW terminates for any other reason, no payments will be due under the Life Insurance Plan.  Benefits under the Life Insurance Plan are reduced by death benefits paid to the applicable participant under any group life insurance policy paid for by SPX FLOW.

The foregoing description of the Life Insurance Plan is qualified in its entirety by reference to the text of the Life Insurance Plan, which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

Adoption of SPX FLOW Supplemental Retirement Savings Plan

On September 23, 2015, the Board adopted the SPX FLOW Supplemental Retirement Savings Plan (the “SRSP”), which became effective on September 25, 2015. The SRSP is a nonqualified defined contribution plan that allows our named executive officers and other senior level management to make pre-tax deferrals in excess of those permitted by the SPX FLOW Retirement Savings Plan (the “401(k) Plan”).  The SRSP allows eligible participants to defer up to 50% of their base compensation (excluding bonuses) and up to 100% of their annual bonus into the SRSP.  A company match will be made to the SRSP after the maximum company match is made under the 401(k) Plan and is allocated to the fund(s) selected by the participant.  Each participant is fully vested in all contributions, including matching contributions, at all times.

The foregoing description of the SRSP is qualified in its entirety by reference to the text of the SRSP, which is attached as Exhibit 10.12 hereto and incorporated herein by reference.

Adoption of SPX FLOW Executive Long-Term Disability Plan

On September 23, 2015, the Board adopted the SPX FLOW Executive Long-Term Disability Plan (the “Executive LTD Plan”) which became effective on September 27, 2015.  The benefit under the Executive LTD Plan, when combined with the benefit under the group long-term disability plan offered to most of our employee population, equals approximately 60% of the participant’s base salary on an after-tax basis in the event the participant becomes disabled while employed by SPX FLOW.  The monthly benefits under the Executive LTD Plan continue until the earlier of (i) the end of the participant’s disability (as defined in the Executive LTD Plan) or (ii) age 65.  The Executive LTD Plan benefit is offset by other income benefits including company-paid retirement benefits.

The foregoing description of the Executive LTD Plan is qualified in its entirety by reference to the text of the Executive LTD Plan, which is attached as Exhibit 10.13 hereto and incorporated herein by reference.

Adoption of the Assignment and Assumption of and Amendment to Employment Agreement

On September 23, 2015, the Board adopted a form of Assignment and Assumption of and Amendment to Employment Agreement (the “EA Assumption Agreement”) to be entered into with each of our named executive officers.  The EA Assumption Agreement provides that, effective as of the Distribution Date, SPX FLOW will assume all of SPX’s right, title and interest in, and agrees to pay, perform and discharge all of the covenants, conditions, obligations and liabilities of SPX, in all cases under the employment agreements entered into between each of our named executive officers and SPX.  The EA Assumption Agreement also provides for certain amendments to the original employment agreement, primarily to reflect SPX FLOW benefit and compensation plans.  The terms of the employment agreements with our named executive officers that are being assigned and assumed pursuant to the EA Assumption Agreement are more fully described in the Information Statement under the heading “Executive Compensation— Historical Compensation of Executive Officers Prior to the Spin-Off,” which is incorporated by reference into this Item 5.02.

The foregoing description of the EA Assumption Agreement is qualified in its entirety by reference to the text of the form of EA Assumption Agreement, which is attached as Exhibit 10.14 hereto and incorporated herein by reference.

Adoption of the Assignment and Assumption of and Amendment to Change of Control Agreement

On September 23, 2015, the Board adopted a form of Assignment and Assumption of and Amendment to Change of Control Agreement (the “COC Assumption Agreement”) to be entered into with each of our named executive officers, as well as certain of our other key executives.  The COC Assumption Agreement provides, effective as of the Distribution Date, that SPX FLOW will assume all of SPX’s right, title and interest in, and agrees to pay, perform and discharge all of the covenants, conditions, obligations and liabilities of SPX, in all cases under the change of control agreements entered into between each of our named executive officers and certain other key executives and SPX.  The COC Assumption Agreement also provides for certain amendments to the original change of control agreement, primarily to reflect SPX FLOW benefit and compensation plans.  The terms of the change of control agreements with our named executive officers that are being assigned and assumed pursuant to the COC Assumption Agreement are more fully described in the Information Statement under the heading “Executive Compensation— Historical Compensation of Executive Officers Prior to the Spin-Off,” which is incorporated by reference into this Item 5.02.

The foregoing description of the COC Assumption Agreement is qualified in its entirety by reference to the text of the form of COC Assumption Agreement, which is attached as Exhibit 10.15 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

In connection with the Spin-Off, on September 21, 2014, SPX FLOW adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and Amended and Restated Bylaws (the “Amended and Restated Bylaws”).  The Amended and Restated Certificate of Incorporation increased the number of authorized shares of SPX FLOW common stock to 300,000,000, in order to facilitate the distribution of the shares of SPX FLOW common stock to holders of SPX common stock. A summary of the material provisions of each of the

Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws is included under the section “Description of Capital Stock” in the Information Statement, which section is incorporated herein by reference. This description is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation filed as Exhibit 3.1 and the Amended and Restated Bylaws filed as Exhibit 3.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 21, 2015, SPX, the sole stockholder of SPX FLOW, executed a written consent of stockholders in lieu of an annual meeting.  SPX, as the sole stockholder of SPX FLOW, voted all 100 shares held by it in favor of (a) the adoption of the Amended and Restated Certificate of Incorporation, (b) electing the individuals listed under Item 5.02 above, which is incorporated herein by reference, to be members of the Board, and (c) the adoption of the SPX FLOW Stock Compensation Plan and the SPX FLOW Executive Annual Bonus Plan.

Item 8.01 Other Events

SPX FLOW issued a press release on September 28, 2015 announcing that it completed the Spin-Off, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In connection with the Spin-Off, the Board adopted Corporate Governance Guidelines, a copy of which is available under the Investor Relations section of the SPX FLOW website at www.spxflow.com.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1	Separation and Distribution Agreement, dated as of September 22, 2015, by and between SPX FLOW, Inc. and SPX Corporation
3.1	Amended and Restated Certificate of Incorporation of SPX FLOW, Inc.
3.2	Amended and Restated Bylaws of SPX FLOW, Inc.
4.1	Third Supplemental Indenture, dated as of September 22, 2015, by and between SPX FLOW, Inc. and U.S. Bank National Association, as Trustee, to the Indenture dated as of August 10, 2010
4.2

Fourth Supplemental Indenture, dated as of September 24, 2015, by and among SPX FLOW, Inc., the Guarantors (as defined herein) and U.S. Bank National Association, as Trustee, to the Indenture dated as of August 10, 2010

10.1	Transition Services Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.2	Tax Matters Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.3	Employee Matters Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.4	Trademark License Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.5	SPX FLOW Stock Compensation Plan
10.6	Form of SPX FLOW Stock Option Award Agreement
10.7	Form of SPX FLOW Restricted Stock Unit Award Agreement
10.8	Form of SPX FLOW Restricted Stock Award Agreement
10.9	SPX FLOW Executive Annual Bonus Plan
10.10	SPX FLOW Supplemental Retirement Plan for Top Management
10.11	SPX FLOW Life Insurance Plan for Key Managers
10.12	SPX FLOW Supplemental Retirement Savings Plan
10.13	SPX FLOW Executive Long-Term Disability Plan
10.14	Form of Assignment and Assumption of and Amendment to Employment Agreement
10.15	Form of Assignment and Assumption of and Amendment to Change of Control Agreement

99.1	Press Release of SPX FLOW, Inc., dated September 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, INC.

Date: September 28, 2015	By:	/s/ Stephen A. Tsoris
Stephen A. Tsoris
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
2.1	Separation and Distribution Agreement, dated as of September 22, 2015, by and between SPX FLOW, Inc. and SPX Corporation
3.1	Amended and Restated Certificate of Incorporation of SPX FLOW, Inc.
3.2	Amended and Restated Bylaws of SPX FLOW, Inc.
4.1	Third Supplemental Indenture, dated as of September 22, 2015, by and between SPX FLOW, Inc. and U.S. Bank National Association, as Trustee, to the Indenture dated as of August 10, 2010
4.2

Fourth Supplemental Indenture, dated as of September 24, 2015, by and among SPX FLOW, Inc., the Guarantors (as defined herein) and U.S. Bank National Association, as Trustee, to the Indenture dated as of August 10, 2010

10.1	Transition Services Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.2	Tax Matters Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.3	Employee Matters Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.4	Trademark License Agreement, dated as of September 26, 2015, by and between SPX FLOW, Inc. and SPX Corporation
10.5	SPX FLOW Stock Compensation Plan
10.6	SPX FLOW Stock Option Award Agreement
10.7	SPX FLOW Restricted Stock Unit Award Agreement
10.8	SPX FLOW Restricted Stock Award Agreement
10.9	SPX FLOW Executive Annual Bonus Plan
10.10	SPX FLOW Supplemental Retirement Plan for Top Management
10.11	SPX FLOW Life Insurance Plan for Key Managers
10.12	SPX FLOW Supplemental Retirement Savings Plan
10.13	SPX FLOW Executive Long-Term Disability Plan
10.14	Assignment and Assumption of and Amendment to Employment Agreement
10.15	Assignment and Assumption of and Amendment to Change of Control Agreement
99.1	Press Release of SPX FLOW, Inc., dated September 28, 2015